SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 29, 2009

DIGITALPOST INTERACTIVE, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-124405	26- 1944595
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

4040 Barranca Pkwy, Suite #220, Irvine, CA  92604

(Address of Principal Executive Offices)(Zip Code)

(949) 333-7500

Registrant’s Telephone Number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 7.01-Regulation FD Disclosure.

On October 29, 2009, Mike Sawtell, CEO will be presenting a company overview at a conference organized by Financial Services Exchange, Inc., held in Philadelphia, PA.  A copy of the presentation materials is attached as Exhibit 99.01 and is incorporated herein by reference into this Current Report on Form 8-K.

Included in the presentation are forecasts or projections as to our future revenues and EBITDA. The projections included in our presentation are provided solely in connection with the conference and not expressly for inclusion in this Form 8-K or any other public document.  The projections are subject to numerous assumptions, risks and limitations, as described below, and there is no guarantee that the projections will be realized, or that the assumptions on which they are based will prove to be correct.

The projections were not prepared with a view to public disclosure or compliance with the published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants regarding projections or forecasts. Furthermore, the projections do not purport to present operations in accordance with U.S. generally accepted accounting principles (“GAAP”) and the company’s independent registered public accounting firm has not examined, compiled or otherwise applied procedures to the projections and accordingly assume no responsibility for them.  The company’s internal financial forecasts (upon which the projections were based in part) are, in general, prepared solely for internal use, including for budgeting and other management decisions, and are susceptible to interpretations and periodic revisions based on actual experience and business developments.

The projections were prepared as of October 29, 2009, and reflect numerous assumptions made by the company’s management, including assumptions with respect to business, economic, market and financial conditions generally, operating efficiencies, revenues, partnerships,  and other matters, all of which are difficult to predict, and many of which are beyond the company’s control.  Accordingly, there can be no assurance that the assumptions made in preparing the projections will prove accurate or that the projections will be realized, and it is expected that there will be differences between actual and projected results and that actual results may be materially greater or less than those contained in the projections.

All projections are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements are expressly qualified in their entirety by the risks and uncertainties described in this Form 8-K and as otherwise detailed from time to time in the company’s Securities and Exchange Commission filings.

The company makes no representation regarding the company’s ultimate performance compared to the information contained in the projections and the projections should not be relied upon as indicative of such.  The company does not undertake any obligation to update or otherwise revise or reconcile the projections to reflect circumstances existing after the date the projections were generated or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the projections are shown to be in error.

This information in this Form 8-K is being “furnished” and will not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section and will not be incorporated by reference into any registration statement or other document filed by the company under the Securities Act or the Exchange Act, unless specifically identified therein as being incorporated by reference. The furnishing of the information in Item 7.01 of this Current Report on Form 8-K will not be deemed an admission (i) as to the materiality or completeness of any information in this Current Report that is required to be disclosed solely by Regulation FD, or (ii) that investors should consider this information before making an investment decision with respect to the company.

Item 9.01—Financial Statement and Exhibits

99.01	DigitalPost Interactive, Inc. presentation materials dated October 29, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DigitalPost Interactive, Inc

```	By:	/s/ Mike Sawtell
Name: Mike Sawtell
Title: Chief Executive Officer, President and Sole Director

Date:       October 29, 2009